Exhibit 10.52

******Print Style******

CHINA MERCHANTS BANK SWIFT MESSAGE CONTENT 2011-10-14 13:32:05
Message Type: 700    Issue of a Documentary Credit
FIN/Session/ISN: F01  .SS.  SEQ..
Priority/obsol. Period: Normal/100 Minutes
Sender: CMBCCNBSA286
CHINA MERCHANTS BANK
NINGBO
(NINGBO BRANCH)
Receiver: BOTKSGSXXXXX
BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
THE
SINGAPORE
(SINGAPORE BRANCH)
MUR: IS57411092300070
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27/Sequence of Total
1/1
40A/Form of Documentary Credit
IRREVOCABLE
20/Documentary Credit Number
574LC1100896
31C/Date of Issue
111014
40E/Applicable Rules
UCP LATEST VERSION
31D/Date and Place of Expiry
111230SINGAPORE
50/Applicant
NINGBO KEYUAN PLSTICS CO., LTD.
QINGZHI BEILUE DISTRICT NINGBO
ZHEJIANG PROVINCE CHINA
59/Beneficiary
MERCURIA ENERGY TRADING PTE LTD.
9 RAFFLES PLACE 59TH FLOOR.
REPUBLIC PLAZA SINGAPORE 048619
32B/Currency Code, Amount
USD14792760,
39A/Percentage Credit Amount Tolerance
10/10
41D/Available With...By...
ANY BANK
BY NEGOTIATION

42C/Drafts at...
SIGHT FOR 100PCT OF INVOICE VALUE
QUOTING DATE AND NO.OF THIS CREDIT
42A/Drawee
CMBCCNBS286
CHINA MERCHANTS BANK
NINGBO
(NINGBO BRANCH)
43P/Partial Shipments
NOT ALLOWED
43T/Transshipment
NOT ALLOWED

44E/Port of Loading/Airport of Departure
TALLINN, ESTONIA
44F/Port of Discharge/Airport of Destination
ONE SAFE PORT/BERTH, ZHOUSHAN, CHINA
44C/Latest Date of Shipment
111010
45A/Description of Goods and/or Services
COMMODITY: STRAIGHT RUN LOW SULFUR FUEL OIL
QUANTITY: 2000.00MTS
UNIT PRICE: USD739.638/MT
TOTAL AMOUNT: USD14792760.00
PRICE TERMS: DES ONE SAFE PORT/BERTH, ZHOUSHAN, CHINA
46A/Documents Required
1.  SIGNED COMMERCIAL INVOICE IN 1 ORIGINAL AND 2 COPIES INDICATING THIS L/C NO. AND CONTRACT NO.1141875-5 SHOWING SHORE TANK QUANTITY AT ZHOUSHAN
2.  FULL SET OF ORIGINAL CLEAN ON BOARD MARINE BILL OF LADING MARKED FREIGHT PAYABLE AS PER CHARTER PARTY NOTIFYING THE APPLICANT WITH FULL NAME AND ADDRESS.
3.  CERTIFICATE OF QUALITY IN 1 ORIGINAL AND2 COPIES ISSUED BY INDEPENDENT INSPECTOR AT LOADING PORT.
4. CERTIFICATE OF QUANTITY IN 1 ORIGINAL AND 2 COPIES ISSUED BY CHINA INSPECTION AND QUARANTINE AT ZHOUSHAN.
5.  SIGNED CARGO RELEASE NOTICE INDICATING CARGO RELEASE DATE.
IN CASE THAT ORIGINAL BILL OF LADING ARE NOT AVAILABLE AT PRESENTATION, PAYMENT WILL BE EFFECTED AGAINST PRESENTATION OF THE FOLLOWING DOCUMENTS:
A. SIGNED COMMERCIAL INVOICE ISSUED BY BENEFICIARY,
B. SIGNED CARGO RELEASE NOTICE ONDICATING CARGO RELEASE DATE.
C. LETTER OF INDEMNITY ISSUED BY BENEFICIARY IN THE FOLLOWING
FORMAT:
QUOTE
LETTER OF INDEMNITY
DATE:
TO:
RE:...MTS OF...
SHIPPED PER MT...
BILL OF LADING DATED...
L/C NO...ISSUED BY...DATED...

IN CONSIDERATION OF YOUR PAYING US THE SUM OF....USD BEING THE PURCHASE PRICE OF THE ABOVE MENTIONED GOODS WITHOUT HAVING IN HAND THE ORIGINAL BILLS OF LADING, WE HEREBY GUARANTEE PURCHASE PRICE OF THE ABOVE MENTIONED GOODS WITHOUT HAVING IN HAND THE ORIGINAL.BILLS OF LADING, WE HEREBY GUARANTEE UNCONDITIONALLY AND IRREVOCABLY TO INDEMNIFY YOU AGAINST ANY AND ALL DAMAGES, LOSSES, LIABILTIES, COSTS, COUNSEL FEES AND ANY OTHER EXPENSES INCLUDING BUT NOT LIMITED TO ANY CLAIMS OR DEMANDS WHICH MAY BE MADE BY THE CARRIER, CONSINGEE, CONSIGOR, CONSIGNEE, CONSIGNOR OR ANY HOLDER OR TRANSFEREE OF THE ORIGINAL BILLS OF LADING OR BY ANY WHICH MAY BE MADE BY THE CARRIER, CONSIGNEE, CONSIGNOR OR ANY HOLDER OR TRANSFEREE OF THE ORIGINAL BILLS OF LADING OR BY ANY THIRD PARTY CLAIMING AN INTEREST OR LIEN IN THE CARGO OR PROCEEDS WHICH MAY ARISE OUT OF OUR FAILURE TO PROVIDE THE ABOVE MENTIONED ORIGINAL DOCUMENTS.

WE MERCURIA ENERGY TRADING PTE LTD, HEREWITH UNDERTAKE IRREVOCABLY TO DELIVER ONLY TO... (APPLICANT) THE FULL SET OF NEGOTIABLE BILLS OF LADING REFERRED TO ABOVE DULY SIGNED AND ENDORSED COVERING THE CARGO OF...METRIC TONS OF... (PRODUCTNAME) WE MERCURIA ENERGY TRADING PTE LTD.HEREBY EXPRESSLY

WARRANT, THAT WE HAVE THE PULL RIGHT AND UNENCUMBERED AUTHORITY TO TRANSFER SUCH TITLE AND TO EFFECT DELIVERY OF THE STRAIGHT RUN LOW SULFUR FUEL OIL TO... (APPLICNT) OUR OBLIGATION TO INDEMNITY YOU IS OF COURSE SUBJECT TO THE CONDITION THAT YOU SHALL GIVE US PROMPT NOTICE OF THE ASSERTION OF ANY CLAIM(S) AND FULL OPPORTUNITY TO CONDUCT THE DEFENCE THEREOF AND THAT YOU SHALL NOT SETTLE ANY SUCH CLAIM(S) WITHOUT OUR WRITTEN APPROVAL, UNLESS IN CASE OF ALLEGED NEGLIGENCE ON OUR SIDE WHICH COULD RESULT IN A DETRIMENT TO YOUR INTERESTS. THIS LETTER OF INDEMNITY SHALL BE GOVERNED BY THE SAME LAWS AND JURISDICTION AS THAT CONTAINED IN THE SALES CONTRACT BETWEEN... (APPLICANT) AND MERCURIA ENERGY TRADING PTE LTD POR THE AFOREMENTIONED CARGO.
THIS LETTER OF INDEMNITY SHALL EXPIRE UPON OUR TENDERING THE AFOREMENTIONED CARGO. THIS LETTER OF INDEMNITY SHALL EXPIRE UPON OUR TENDERING THE AFOREMENTIONED CARGO. THIS LETTER OF INDEMNITY SHALL EXPIRE UPON OUR TENDERING THE FULL SET OF ORIGINAL BILLS OF LADING TO... (APPLICANT)
YOURS FAITHFULLY,
MERCURIA ENERGY TRADING PTE LTD.
UNQUOTETD.
47A/Additional Conditions
+BENEFICIARY'S CERTIFICATE ADDRESSED TO ISSUING BANK CONFIRMING THEIR ACCEPTANCE OR NON-ACCEPTANCE OF ALL AMENDMENTS MADE UNDER THIS CREDIT QUOTING RELEVANT AMENDMENT NO.IF THE CREDIT HAS NOT BEEN AMENDED, SUCH CERTIFICATE IS NOT REQUIRED.
+ONE EXTRA PHOTOCOPY OF INYOICE AND TRANSPORT DOCUMENTS ARE REQUIRED FOR ISSUING BANK'S REFERENCE.IF SUCH COPIES NOT PRESENTED, A FEE FOR USD10.00 OR ITS EQUIVALENCE WILL BE DEDUCTED UPON PAYMENT.
+WITHOUT A PRIOR NOTICE, A FEE OF USD75.00 OR ITS EQUIVALENCE, AND RELATIVE TELEX CHARGES ARE FOR ACCOUNT OF BENEFICIARY AND WILL BE DEDUCTED FROM THE PROCEEDS OF EACH PRESENTATION OF DISCREPANT DOCUMENTS PROVIDED THE DISCREPANT DOCUMENTS HAVE BEEN ACCEPTED.HOWEVER, THIS MUST NOT BE CONSTRUED TO MEAN THAT THE SAME DISCREPANCIES APPEARING IN DOCUMENTS OF SUBSEQUENT PRESENTATION ARE AUTOMATICALLY ACCEPTABLE TO US.
+DOCUMENTS MUST BE ISSUED IN ENGLISH.
+5 PERCENT MORE OR LESS ARE ALLOWED ON BOTH CERDIT AMOUNT AND QUANTITY.
+THE CARGO RELEASE DATE SHOWN ON CARGO RELEASE NOTICE WILL BE
CONSTRUED AS SHIPMENT DATE.
+UNLESS OTHERWISE STIPULATED UNDER THIS LC, THIRD PARTY
IN CONSIDERATION OF YOUR PAYING US THE SUM OF....USD BEING THE PURCHASE PRICE OF THE ABOVE MENTIONED GOODS WITHOUT HAVING INHAND THE ORIGINAL BILLS OF LADING, WE HEREBY GUARANTEE  DOCUMENTS EXCEPT INVOICE, DRAFT AND LETTER OF INDEMNITY ARE ACCEPTABLE.

+COPY OF B/L IS ACCEPTABLE.
+PHOTOCOPIES IN LIEU OF COPY DOCUMENTS ARE ACCEPTABLE.
+SPELLING AND TYPOGRAPHICAL ERRORS EXCLUDING VALUE, DATE AND QUANTITY SHALL NOT BE CONSIDERED AS DISCREPANCIES.
+NAME OR TITLE OF DOCUMENTS THAT ARE DIFFERENT FROM LC BUT SERVE THE SAME PURPOSE ARE ACCEPTABLE.
+EXCEPT AS OTHERWISE STATED OR MODIFIED, THIS CREDIT IS SUBJECT
TO THE UCP 600.
71B/Charges
ALL BANKING CHARGES OUTSIDE ISSUING
BANK (INCLUDING FINANCING INTEREST)
AND ALL RELATIVE
REIMBURSEMENT/PAYMENT CHARGES ARE
FOR BENEFICIARY'S ACCOUNT.

48/Period for Presentation
LATER THAN 5 DAYS AFTER
B/L DATE BUT ANYWAY
WITHIN THE VALIDITY OF THE CREDIT
49/Conformation Instructions
WITHOUT
78/Instructions to the Paying/Accepting/Negotiating Bank
+EACH DRAWING SHOULD BE ENDORSED ON THE REVERSE OF THIS L/C AND THE PRESENTING BANK MUST EVIDENCE THIS EFFECT ON THEIR COVERING SCHEDULE.
+DOCUMENTS SHOULD BE SENT BY COURIER SERVICE IN ONE LOT TO
CHINA MERCHANTS BANK, NINGBO BRANCH, 9/F., CHINA MERCHANTS
BANK BUILDING, NO.342 MIN'AN EAST ROAD, JIANGDONG DISTRICT.
NINGBO, CHINA 31542, TEL: 86-574-87950065/87015594.
+UPON RECEIPT OF DOCUMENTS AND DRAFTS BY ISSUING BANK AT THE
COUNTER OF INTL DEPT IN COMPLIANCE WITH TERMS AND CONDITIONS OF
THIS CREDIT, WE WILL UNDERTAKE TO REIMBURSE YOU AS PER YOUR
INSTRUCTIONS.
72/Sender to Receiver Information
/TELEBEN/
REC/PLS COLLECT YOUR ADVISING
//CHARGES FROM BENE BEFORE YOU
//RELEASE THE ORIGINAL CREDIT